Kingsoft acquisition in 2014	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
30.	Kingsoft acquisition in 2014

In September 2014, the Group acquired assets relating to a personal cloud storage business from Kingsoft Corporation Limited, for cash consideration of USD 33 million plus the portion of the fair value of replacement share-based awards allocated to consideration for the acquisition of USD 0.3 million. As a result of the acquisition, the Group obtained the key intellectual property to develop and expand the personal cloud storage business. The assets acquired constitute a business and the acquisition was recorded as a business combination. The allocation of the purchase price at the date of acquisition is as follows:

(In thousands)
Property and equipment	255
Intangible assets
—Trademarks	6,120
—Technology (including right-to-use)	2,381
—Non-compete agreement	1,490
Goodwill	23,057
33,303

The business combination was completed on September 5, 2014 and the Company has finalised the purchase price allocation. The excess of purchase price over tangible assets and identifiable intangible assets acquired was recorded as goodwill. There was no liability assumed arising from the acquisition. In connection with this acquisition, the Group is obligated to issue share options to replace the unvested awards owned by the employees who are transferred to the Group, the portion of the fair-value-based measure of the replacement award attribute to pre-combination service of USD 303 thousand was allocated to the consideration, while the portion attribute to post-combination service of USD44 thousand was recorded to as share based compensation expense over the remaining vesting period. The acquired goodwill is not deductible for tax purposes. Acquisition related costs were immaterial and were included in general and administrative expenses for the year ended December 31, 2014.